UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): March 6, 2006

DEVCON INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-07152	59-0671992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 South Federal Highway, Suite 500

Boca Raton, Florida 33432

(Address of principal executive office)

Registrant’s telephone number, including area code (954) 429-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This current report on Form 8-K/A amends and supplements a current report on Form 8-K filed by Devcon International Corp., a Florida corporation (“Devcon”), through Devcon Security Holdings, Inc. (“Devcon Security”), one of its wholly owned subsidiaries, on March 8, 2006 in connection with the purchase on March 6, 2006 of all of the issued and outstanding capital stock of Guardian International, Inc., a Florida corporation (“Guardian”).

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The following financial statements filed as Exhibit 99.1 hereto are incorporated herein by reference:

Exhibit 99.1 Page
Guardian International, Inc. — Consolidated Financial Statements
Report of Independent Certified Public Accountants
Consolidated Balance Sheet as of December 31, 2005 and December 31, 2004	1
Consolidated Statements of Operations for the years ended December 31, 2005 and December 31, 2004	2
Consolidated Statement of Changes in Shareholders’ Deficit for the years ended December 31, 2005 and December 31, 2004	3
Consolidated Statements of Cash Flows for the years ended December 31, 2005 and December 31, 2004	4
Notes to Consolidated Financial Statements for the years ended December 31, 2005 and December 31, 2004	6

(b) Pro Forma Financial Information

The following financial statements filed as Exhibit 99.2 hereto are incorporated herein by reference:

Exhibit 99.2 Page
Devcon International Corp. — Pro Forma Condensed Consolidated Financial Statements
Unaudited Pro Forma Condensed Consolidated Financial Statements – Basis of Presentation	1
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005 (Unaudited)	2
Pro Forma Consolidated Balance Sheet as of December 31, 2005 (Unaudited)	3
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	5

(c) Exhibits

Exhibit No.	Document

2.1	Agreement and Plan of Merger, dated as of November 9, 2005, by and among the Company, Devcon Acquisition, Inc. and Guardian International, Inc. (incorporated by reference to Exhibit 2.1 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 16, 2005).

10.1	Form of Promissory Note (incorporated by reference to Exhibit 10.1 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2006).

10.2	Amendment to Promissory Note (HBK Main Street Investments L.P.) (incorporated by reference to Exhibit 10.46 filed with the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 17, 2006).

10.3	Amendment to Promissory Note (CS Equity II LLC) (incorporated by reference to Exhibit 10.47 filed with the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 17, 2006).

10.4	Amendment to Promissory Note (Castlerigg Master Investments Ltd.) (incorporated by reference to Exhibit 10.48 filed with the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 17, 2006).

10.5	Second Amendment to Promissory Note (HBK Main Street Investments L.P.) (incorporated by reference to Exhibit 10.2 filed with the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 22, 2006).

10.6	Second Amendment to Promissory Note (CS Equity II LLC) .) (incorporated by reference to Exhibit 10.3 filed with the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 22, 2006).

10.7	Second Amendment to Promissory Note (Castlerigg Master Investments Ltd.) .) (incorporated by reference to Exhibit 10.4 filed with the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 22, 2006).

10.8	Form of Warrant (incorporated by reference to Exhibit 10.1 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2006).

10.9	Securities Purchase Agreement, dated as of February 10, 2006, among the Company and the buyers named therein (incorporated by reference to Exhibit 10.1 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 14, 2005).

10.10	Amendment to Securities Purchase Agreement, dated as of February 24, 2006 (incorporated by reference to Exhibit 10.45 filed with the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 17, 2006).

10.11	Second Amendment to Securities Purchase Agreement, dated as of May 10, 2006, by and among the Company and the Investors set forth therein (incorporated by reference to Exhibit 10.1 filed with the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 22, 2006).

23.1	Consent of McKean, Paul, Chrycy, Fletcher & Co.

99.1	Guardian International, Inc. Consolidated Financial Statements.

99.2	Devcon International Corp. Unaudited Consolidated Pro Forma Data.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Date: May 22, 2006	By:	/s/ Stephen J. Ruzika
Stephen J. Ruzika
Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of McKean, Paul, Chrycy, Fletcher & Co.

99.1	Guardian International, Inc. Consolidated Financial Statements

99.2	Devcon International Corp. Unaudited Consolidated Pro Forma Data

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